UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 13, 2012
(Date of earliest event reported)

GeoResources, Inc.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)

(281) 537-9920
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 13, 2012, GeoResources, Inc. (the “Registrant”) issued a press release announcing its fourth quarter and full year financial results.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

	Exhibit No.	Description
	99.1	GeoResources, Inc. Press Release dated March 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

	By:	/s/ Frank A. Lodzinski
	Name:	Frank A. Lodzinski
Date: March 19, 2012	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	GeoResources, Inc. Press Release dated March 13, 2012